SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 27, 2000
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-30673                       13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On October 27, 2000, NTL Incoporated  announced that its shares would begin trading on the New York Stock Exchange (NYSE), under the ticker symbol "NLI". Concurrent with the NYSE listing, NTL withdrew its listing on the Nasdaq Stock Market where its shares had been trading under the ticker symbol "NTLI."


Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits.
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                  Exhibits

99.1       Press release, issued Ocotber 27, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: October 27, 2000

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued October 27, 2000